INVESCO LOGO
                                                       INVESCO STOCK FUNDS, INC.
                                                        INVESCO BASIC VALUE FUND
                                                                (CLASS A SHARES)

                                                                   July 10, 2003
================================================================================


Dear Shareholder:

The attached proxy materials seek your approval to liquidate the INVESCO Basic Value Fund ("Basic Value Fund"), a separate series of INVESCO Stock Funds, Inc., and your authorization for the persons designated as proxies to transact such other business as may properly come before the meeting or any adjournment thereof. Under the proposal described in the attached proxy materials, the Basic Value Fund would be liquidated, and its assets distributed on a pro rata basis after payment of all of the Basic Value Fund's expenses to the remaining Basic Value Fund shareholders, as soon as possible following shareholder approval of the proposed liquidation.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL. The board believes that, in light of the inefficiencies and high costs of managing this Fund's small asset base, the proposed liquidation of the Basic Value Fund will be in the best interests of Fund shareholders. In this regard, Fund Management believes that the Basic Value Fund has very limited foreseeable appeal to investors.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will permit the Basic Value Fund to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it in the enclosed return envelope promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, by facsimile, through the Internet, or in person.

Very truly yours,

/s/ Raymond R. Cunningham
Raymond R. Cunningham
President
INVESCO Stock Funds, Inc.

                                                       INVESCO STOCK FUNDS, INC.
                                                        INVESCO BASIC VALUE FUND
                                                                (CLASS A SHARES)


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JULY 22, 2003
================================================================================


To The Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Meeting") of INVESCO Basic Value Fund ("Basic Value Fund"), a series of INVESCO Stock Funds, Inc. ("Stock Funds"), will be held on July 22, 2003, at 10:00 a.m. Mountain Time, at the offices of INVESCO Funds Group, Inc., 4350 South Monaco Street, Denver, Colorado, 80237 for the following purposes:

1. For Basic Value Fund shareholders to approve a Plan of Liquidation and Termination providing for the liquidation of the Fund as a separate series of Stock Funds; and

2. To authorize the persons designated as Proxies to transact such other business as may properly come before the Meeting or any adjournment thereof.

You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of the Basic Value Fund at the close of business on July 7, 2003. A complete list of shareholders of the Basic Value Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Basic Value Fund for any purpose germane to the Meeting during ordinary business hours at the offices of the Stock Funds, 4350 South Monaco Street, Denver, Colorado 80237. A copy of this list also will be available at the Meeting. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

By order of the Board of Directors,

/s/ Glen A. Payne

Glen A. Payne
Secretary


July 10, 2003
Denver, Colorado

                                                       INVESCO STOCK FUNDS, INC.
                                                        INVESCO BASIC VALUE FUND
                                                                (CLASS A SHARES)
================================================================================


                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237
                           (TOLL FREE) 1-800-525-8085

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 22, 2003

                                     SUMMARY

This Proxy Statement is being furnished to shareholders of INVESCO Basic Value Fund ("Basic Value Fund" or "Fund"), a series of INVESCO Stock Funds, Inc. ("Stock Funds"), in connection with the solicitation of proxies from shareholders of the Basic Value Fund by the board of directors of Stock Funds (the "Board") for use at a special meeting of shareholders to be held on July 22, 2003, at 10:00 a.m. Mountain Time (the "Meeting"), and at any adjournment of the Meeting. This Proxy Statement and form of proxy will first be mailed to shareholders on or about July 10, 2003.

The purpose of the Meeting is:

     o For Basic Value Fund shareholders to approve a Plan of Liquidation and Termination for the Basic Value Fund ("Liquidation Plan") providing for the liquidation of the Basic Value Fund as a separate series of Stock Funds ("Proposal") See Proposal below.

If the Liquidation Plan is approved by shareholders, the Basic Value Fund will be liquidated, and its assets will be distributed on a pro rata basis, after payment of the Basic Value Fund's expenses, to shareholders, as soon as reasonably practicable, following receipt of the vote required to approve the Liquidation Plan ("Required Vote").

                               VOTING INFORMATION

One-third of the Basic Value Fund's shares outstanding on July 7, 2003 (the "Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the Proposal set forth in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Proposal against such adjournment. A shareholder vote may be taken prior to any such adjournment if a quorum is present, sufficient votes have been received to approve the proposal, and it is otherwise appropriate.

Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against the proposal. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on that proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of the proposal and the duly appointed proxies will be able, in their discretion, to vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter revoking the initial proxy. To be effective, revocation must be received by Stock Funds prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

In order to reduce costs, the notices to a shareholder having more than one account in the Basic Value Fund listed under the same Social Security number at a single address have been combined. The proxy cards have been coded so that a shareholder's votes will be counted for each such account.

As of the Record Date, the Basic Value Fund had the following amount of shares of common stock outstanding:

--------------------------------------------------------------------------------
NAME OF FUND - CLASS                                  NUMBER OF SHARES
                                                      OUTSTANDING
--------------------------------------------------------------------------------
INVESCO Basic Value Fund - Class A                         134,972.905
--------------------------------------------------------------------------------

The solicitation of proxies will be made primarily by mail but also may be made by telephone or oral communications by representatives of INVESCO Funds Group, Inc. ("INVESCO"), the investment advisor and transfer agent of the Basic Value Fund, and INVESCO Distributors, Inc. ("IDI"), the distributor of the INVESCO group of investment companies ("INVESCO Funds"), none of whom will receive any compensation for these activities from the Basic Value Fund. INVESCO and IDI are located at 4350 South Monaco Street, Denver, Colorado, 80237. Stock Funds has engaged Alamo Direct, professional proxy solicitors, to distribute the enclosed proxy materials, and to record shareholder votes. Alamo Direct will be paid fees and expenses of up to approximately $10,000 for soliciting services. If votes are recorded by telephone, Alamo Direct will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded.

You may vote by telephone, mail, by facsimile or through a secure Internet site. To vote via the Internet or by telephone, please access the web site or call the toll-free number listed on your proxy card or noted in the enclosed voting instructions. To vote via the Internet or by telephone you will need the "control number" that appears on your proxy card. Proxies voted by telephone, facsimile or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

COPIES OF THE BASIC VALUE FUND'S MOST RECENT SEMI-ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS, ARE AVAILABLE UPON REQUEST. SHAREHOLDERS MAY REQUEST COPIES OF THESE REPORTS, WITHOUT CHARGE, BY WRITING TO INVESCO DISTRIBUTORS, INC., P.O. BOX 173706, DENVER, COLORADO 80217-3706, OR BY CALLING TOLL-FREE 1-800-525-8085.

Except as set forth in Appendix A, INVESCO does not know of any person who, as of the Record Date, owns beneficially 5% or more of the shares of the Basic Value Fund. Directors and officers of Stock Funds own in the aggregate less than 1% of the shares of the Basic Value Fund.

VOTE REQUIRED. Approval of the Proposal requires the affirmative vote of a majority of the outstanding securities of the Basic Value Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). This means that the Proposal must be approved by the lesser of: (i) 67% of the Basic Value Fund's shares present at a meeting of shareholders if the holders of more than 50% of its outstanding shares are present in person or by proxy; or (ii) more than 50% of this Fund's outstanding shares. Since INVESCO, as noted in Appendix A, holds 132,829 Class A shares of the Basic Value Fund, representing 98.41% of this Fund's common stock, INVESCO will vote its Class A shares on the Proposal in the same proportion as the other Basic Value Fund shareholders vote their Class A shares on the Proposal (i.e., INVESCO will "echo vote" its Fund Class A shares).

Each outstanding full share of the Basic Value Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If this Proposal is not approved by the requisite vote of shareholders of the Basic Value Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

           PROPOSAL: TO APPROVE A PLAN OF LIQUIDATION AND TERMINATION PROVIDING FOR THE LIQUIDATION OF THE BASIC VALUE FUND AS A
                      SEPARATE SERIES OF THE STOCK FUNDS.

THE PROPOSED LIQUIDATION AND TERMINATION

The Basic Value Fund is presently organized as a series of the Stock Funds, an open-end management investment company registered with the Securities and
Exchange Commission under the 1940 Act. The Basic Value Fund seeks long-term capital appreciation. It invests primarily in equity securities and equity-related instruments that INVESCO believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities.

The Board, including a majority of its directors who are not "interested persons," as that term is defined in the 1940 Act (the "Independent Directors"), has approved the Liquidation Plan, under which the Basic Value Fund would be liquidated, and its assets distributed on a pro rata basis after payment of all of this Fund's expenses to the remaining Fund shareholders, as soon as possible following shareholder approval of the proposed liquidation.

The Board believes that liquidating the Basic Value Fund's assets and terminating its existence would be in this Fund's shareholders' best interests. A copy of the form of Liquidation Plan is attached to this Proxy Statement as Appendix B.

The Basic Value Fund commenced operations on August 2, 2002. Since the Basic Value Fund commenced operations, various Basic Value Fund expenses have been voluntarily absorbed by its investment advisor, INVESCO. Notwithstanding the expense reduction measures taken by INVESCO, the Basic Value Fund has experienced limited asset growth. INVESCO and the Basic Value Fund's distributor, IDI, have come to believe that it is unlikely that this Fund will experience material growth in assets in the foreseeable future. In light of the inefficiencies and higher costs of managing the Basic Value Fund's small asset base, INVESCO and IDI submitted to the Board a proposal to liquidate and terminate this Fund.

At a meeting held on June 9, 2003, the Board considered and unanimously approved the Liquidation Plan, subject to shareholder approval. Under the Stock Funds' Articles of Incorporation, the liquidation of the Basic Value Fund may be effected only on the affirmative vote of the lesser of (1) 67% of this Fund's shares present at a meeting of its shareholders if the holders of more than 50% of its outstanding shares are present in person or by proxy or (2) more than 50% of the Basic Value Fund's outstanding shares.

CONSIDERATION BY THE BOARD

As part of a reorganization initiative designed to rationalize and simplify the product offerings of the INVESCO Funds and AIM Funds, management performed an extensive review of the product lines of the two fund complexes. Management considered whether there were any comparable existing INVESCO Funds or AIM Funds into which the Basic Value Fund could be merged and concluded that there were not any comparable funds. As a result, management proposed that the Basic Value Fund be liquidated. In evaluating the proposed liquidation and termination of the Basic Value Fund, the Board considered a number of factors, including the amount of this Fund's total assets, its expense ratio (absent the absorption by INVESCO of expenses mentioned above), and whether there was any likelihood that additional sales of Basic Value Fund shares could enable it to attain an asset level that would sustain an acceptable expense ratio. The Board also considered INVESCO's representation that it is not prepared to continue to waive its advisory fee and absorb the expenses associated with managing the Basic Value Fund at this Fund's current low level of assets indefinitely, but will do so pending this Fund's liquidation and termination. Based on the foregoing, and other factors it deemed relevant, the Board (including all of its Independent Directors) approved the liquidation and termination of the Basic Value Fund, subject to shareholder approval.

If the Liquidation Plan is not approved by the shareholders, the Basic Value Fund will continue to operate as a series of Stock Funds (but without INVESCO's absorption of expenses).

DESCRIPTION OF THE LIQUIDATION PLAN

Under the Liquidation Plan, each shareholder's interest in the Basic Value Fund's assets will be fixed on the date on which the shareholders approve the Liquidation Plan. On that date, the books of this Fund will be closed. Thereafter, all assets of the Basic Value Fund not already held in cash or cash equivalents will be liquidated. The Liquidation Plan provides that as soon as reasonably practicable after that date, the distribution of the Basic Value Fund's assets will be made in one or two liquidating distributions. The first such distribution is expected to consist of cash representing substantially all of the Basic Value Fund's assets less the amount reserved to pay its liabilities and expenses. A second liquidating distribution, if necessary, is anticipated to be made within 90 days after the first liquidating distribution and will consist of cash from any assets remaining after payment of those liabilities and expenses, the proceeds of any sale of the Basic Value Fund's assets not sold prior to the first liquidating distribution, and any other miscellaneous Basic Value Fund income.

The date or dates on which the Basic Value Fund will pay the liquidating distributions and on which this Fund will be liquidated have not been determined, but it is anticipated that if the Basic Value Fund's shareholders adopt the Liquidation Plan, the liquidating distributions would occur as soon as reasonably practicable after the date on which the shareholders approve the Liquidation Plan. Shareholders will receive their respective portions of the liquidating distribution(s) without any further action on their part.

The Liquidation Plan will not affect a shareholder's right to redeem the Basic Value Fund's shares prior to the liquidation of the Fund. Therefore, a shareholder may redeem in accordance with the redemption procedure set forth in the Class A prospectus without waiting for this Fund to take any action respecting its liquidation. The Liquidation Plan also authorizes the Board to make variations from or amendments to the provisions thereof that it deems necessary or appropriate to carry out the purposes of the Liquidation Plan. No shareholder will be entitled to exercise any dissenter's rights or appraisal rights with respect to the Basic Value Fund's liquidation and termination under either the Liquidation Plan or relevant provisions of Maryland law.

Under the Liquidation Plan, AMVESCAP PLC, the indirect parent company of INVESCO, will be responsible for the expenses incurred in connection with carrying out the Liquidation Plan, including the cost of soliciting proxies, liquidating its assets, and terminating its existence. In addition, those Fund shareholders who paid a front-end sales charge to acquire Basic Value Fund Class A shares, and who continue to hold their Fund Class A shares on the date of receipt of the Required Vote, will receive a refund of such sales charge along with their first liquidating distribution. Furthermore, no contingent deferred sales charge will be applied to the liquidating distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following summary provides general information regarding the federal income tax consequences to the Basic Value Fund resulting from its liquidation and termination, and to its shareholders on their receipt of liquidating distributions from the Fund. The Basic Value Fund has not sought a ruling from the Internal Revenue Service with respect to these matters. This summary generally applies to shareholders who are individual U.S. citizens (other than dealers in securities) and does not address the particular federal income tax consequences that may apply to shareholders that are, for example, corporations, trusts, estates, tax-exempt organizations, or non-resident aliens; nor does this summary address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently, depending on their particular tax situations unrelated to the receipt of liquidating distributions, and accordingly this summary is not a substitute for careful tax planning. Shareholders may wish to consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving liquidating distributions from the Basic Value Fund.

As discussed above, if the Liquidation Plan is approved by its shareholders, the Basic Value Fund will sell its assets and distribute the proceeds to this Fund's shareholders. The Basic Value Fund anticipates that it will retain its qualification for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the liquidation period and will make all required distributions so that it will not be taxed on any of the Fund's net gain realized from the sale of its assets ("required distributions"). Those distributions are expected to consist entirely of net short-term capital gain (both from sales pursuant to the Liquidation Plan and sales in the ordinary course of the Fund's operations) and dividend income, all of which will be taxable to its shareholders as ordinary income. Only the part of the required distributions attributable to dividends the Fund received from domestic and certain foreign corporations during 2003 will qualify for the reduced maximum federal income tax rate on "qualified dividend income" received by individuals (recently enacted under the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Tax Act")).

Distributions by Basic Value Fund of the net proceeds from the sale of its assets pursuant to the Liquidation Plan in excess of the required distributions are referred to in this paragraph as "liquidating distributions." A shareholder who receives a liquidating distribution in cancellation and redemption of Basic Value Fund shares will be treated as having sold those shares for the amount of the liquidating distribution, which, as noted, will not include the amount attributable to the required distribution to that shareholder (so that, for example, if the Fund's net asset value per share on the liquidation date is $18.00 and the required distribution is $1.00 per share, the liquidating distribution will be $17.00 per share). Such shareholder will recognize gain or loss on that sale measured by the difference between the adjusted tax basis for the applicable shares and the liquidating distribution. If the shares are held as capital assets, the gain or loss will be characterized as capital gain or loss. Any such capital gain or loss will be short term, with the results that
(1) any such gain will not be eligible for the reduced maximum federal income tax rate of 15% on individuals' long-term capital gain enacted by the 2003 Tax Act and (2) any such loss may be offset against the required distribution the shareholder received. Shareholders also should be aware that the Basic Value Fund is required to withhold 28% of liquidating distributions payable to any individuals and certain other noncorporate shareholders who do not provide this Fund with a correct and valid U.S. taxpayer identification number.

The receipt of a liquidating distribution by an individual retirement account ("IRA") that holds Basic Value Fund shares generally will not be treated as a taxable event to the IRA beneficiary. However, some IRAs that hold Basic Value Fund shares may have been established with custodians that may not reinvest the liquidation distribution proceeds, but instead must immediately distribute those proceeds to the IRA beneficiary. Those distributions could have adverse tax consequences for the beneficiaries of such IRAs, who are urged to consult with their own tax advisers regarding the tax consequences of those distributions.

CONCLUSION

The Board has concluded that the proposed Liquidation Plan is in the best interests of the shareholders of the Basic Value Fund. If approved, the Liquidation Plan will be implemented as soon as possible following receipt of the Required Vote. If the Liquidation Plan is not approved, the Basic Value Fund will continue to operate as a series of Stock Funds.

REQUIRED VOTE. Approval of the Liquidation Plan requires the affirmative vote of the lesser of: (i) 67% of the Basic Value Fund's shares present at a meeting of shareholders if the holders of more than 50% of its outstanding shares are present in person or by proxy; or (ii) more than 50% of this Fund's outstanding shares. As noted above, INVESCO will "echo vote" its Fund Class A shares on Proposal 1.


               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                  OF BASIC VALUE FUND VOTE "FOR" THE PROPOSAL.

                         INFORMATION CONCERNING ADVISOR,
                      DISTRIBUTOR AND AFFILIATED COMPANIES

INVESCO, a Delaware corporation, serves as the Basic Value Fund's investment advisor and provides other services to this Fund. INVESCO is a wholly owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly owned subsidiary of AMVESCAP PLC.(1) The corporate headquarters of AMVESCAP PLC are located at 30 Finsbury Square, London, England EC2A 1AG. IDI serves as the Basic Value Fund's distributor. INVESCO's and IDI's offices are located at 4350 South Monaco Street, Denver, Colorado 80237. Effective July 1, 2003, A I M Distributors, Inc., also an indirect wholly owned subsidiary of AMVESCAP PLC, will be the distributor of the Basic Value Fund and all INVESCO Funds and will be responsible for the sale of the Funds' shares. The office of A I M Distributors, Inc. is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

                   ADMINISTRATIVE AND TRANSFER AGENCY SERVICES

Pursuant to an Administrative Services Agreement between the Stock Funds and INVESCO, INVESCO provides administrative services to the Stock Funds, including the Basic Value Fund. INVESCO also serves as the Fund's transfer agent and dividend disbursing agent.

                                  OTHER MATTERS

The Board knows of no other business to be brought before the Meeting. Should any other matters requiring a vote of shareholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Basic Value Fund.

                              AVAILABLE INFORMATION

The Basic Value Fund is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance with those requirements files reports, proxy materials and other information with the United States Securities and Exchange Commission ("SEC"). These
reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and the Central Regional Office of the SEC, 1801 California Street, Suite 4800, Denver Colorado 80202-2648. Copies of such materials can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20459 at prescribed rates.

                                  MISCELLANEOUS

Stock Funds does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the
Secretary of Stock Funds, 4350 South Monaco Street, Denver, Colorado 80237. Proposals must be received a reasonable period of time prior to a meeting to be included in the proxy materials or otherwise be considered at the meeting. Moreover, inclusion of such proposals is subject to applicable federal securities law limitations. Timely submission of a proposal does not guarantee

----------
(1)  The intermediary  companies  between  INAH and AMVESCAP PLC are as follows:
AVZ, Inc. and AMVESCAP Group Services, Inc., each of which is wholly owned by its immediate parent.

its inclusion. Stock Funds has not received any shareholder proposals to be presented at this Meeting.

By order of the Board of Directors,

Glen A. Payne
Secretary
July 10, 2003

                                   APPENDIX A

                             PRINCIPAL SHAREHOLDERS

The following table sets forth the beneficial ownership of the Basic Value Fund's outstanding equity securities as of July 7, 2003 by each beneficial owner of 5% or more of the Basic Value Fund's outstanding equity securities.


--------------------------------------------------------------------------------
INVESCO Basic Value Fund - Class A
--------------------------------------------------------------------------------
Name and Address of                Amount of Beneficial          Percent of
Beneficial Owner                        Ownership               Common Stock
--------------------------------------------------------------------------------

INVESCO Funds Group, Inc.              132,828.886                 98.41%
--------------------------------------------------------------------------------

                                   APPENDIX B
                                     FORM OF
                       PLAN OF LIQUIDATION AND TERMINATION
                           (INVESCO BASIC VALUE FUND)


THIS PLAN OF LIQUIDATION AND TERMINATION ("Plan") is made by INVESCO Stock Funds, Inc., a Maryland corporation ("Corporation") organized as an open-end investment company, with respect to INVESCO Basic Value Fund, a segregated portfolio of assets ("series") thereof ("Fund").

WHEREAS, the Corporation's board of directors ("Board") has determined that liquidation and termination of the Fund is in the best interests of the Corporation and the Fund and thus has adopted this Plan; and

WHEREAS, pursuant to Article III, Section 3, Paragraph (f) of the Corporation's Articles of Amendment and Restatement of the Articles of Incorporation, the Board may authorize the liquidation of shares of any series of stock from its shareholders; and

WHEREAS, liquidation of the Fund as a series of the Corporation requires the affirmative vote of the lesser of (1) 67% of the Fund's shares present at a meeting of its shareholders if the holders of more than 50% of its outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares ("Required Vote").

NOW THEREFORE, this Plan shall be effective upon receipt of the Required Vote.


               ARTICLE I. ACTIONS TO BE TAKEN PRIOR TO LIQUIDATION

(a) As directed by the Board, the Fund shall proceed with the business of winding up its affairs.

(b) The Board shall authorize the appropriate parties to wind up the Fund's affairs, and all the powers of the Corporation's directors under its Articles of Incorporation and by-laws shall continue with respect to the Fund until its affairs have been wound up, including the powers to (i) fulfill or discharge the Fund's contracts, (ii) collect the Fund's assets, (iii) sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining property of the Fund to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, (iv) discharge or pay the Fund's liabilities, (v) prosecute, settle, or compromise claims of the Fund or to which the Fund is subject, (vi) file final state and federal tax returns for the Fund, (vii) mail notice to all known creditors and employees, if any, of the Fund, at their respective addresses shown on the Fund's records, and (viii) do all other acts necessary or appropriate to wind up the Fund's business.

(c) As directed by the Board, the Corporation shall make one or two liquidating distributions to the Fund's shareholders of record as of the date of receipt of the Required Vote (individually a "Shareholder" and collectively "Shareholders") in regards to the cancellation and redemption of Shareholders' Fund shares. The amount of each liquidating distribution to each Shareholder shall be in proportion to the number of the Fund's shares held thereby.

                 ARTICLE II. FILINGS WITH THE STATE OF MARYLAND

Upon cancellation of the Fund's shares, the Board shall authorize the appropriate parties to file Articles Supplementary with the Maryland Department of Assessments and Taxation to eliminate the total number of shares of stock allocated to the Fund and decrease, by an identical amount, the aggregate number of shares of stock the Corporation has authority to issue.

                       ARTICLE III. LIQUIDATION PROCEDURES

(a) The Board shall authorize all actions to be taken such that the Fund will apply its assets to the payment of all its existing debts and obligations, including necessary expenses of redeeming and canceling the Fund's shares and liquidating and terminating.

(b) On the date of receipt of the Required Vote, the interest of each Shareholder shall be fixed and the books of the Fund shall be closed.

(c) As soon as reasonably  practicable  after (1) receipt of the Required  Vote,
(2) paying or adequately providing for the payment of the Fund's liabilities, and (3) receipt of such releases, indemnities, and refunding agreements as the Board deems necessary for its protection, the Board shall cause the remaining assets of the Fund to be distributed in one or two (if necessary) distributions of cash payments, with Shareholders receiving their proportionate shares of each payment, in regards to the cancellation and redemption of their Fund shares. In addition, those Fund shareholders who paid a front-end sales charge to acquire Class A Fund shares, and who continue to hold their Class A Fund shares on the date of receipt of the Required Vote, will receive a refund of such sales charge along with their first liquidating distribution. Furthermore, no contingent deferred sales charge will be applied to the liquidating distributions.

(d) If the Board is unable to make distributions to all the Shareholders because of the inability to locate Shareholders to whom distributions in cancellation and redemption of the Fund's shares are payable, the Board may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit all remaining assets of the Fund in a trust for the benefit of the Fund's Shareholders that cannot be located. The expenses of the trust shall be charged against the assets therein.

                       ARTICLE IV. AMENDMENT OF THIS PLAN

The Board may authorize variations from, or amendments of, the provisions of this Plan (other than the terms of the liquidating distributions) that it deems necessary or appropriate to effect the distributions in cancellation and redemption of the Fund's shares and the liquidation and termination of the Fund's existence.

                               ARTICLE V. EXPENSES

AMVESCAP PLC shall bear 100% of all the expenses incurred in connection with carrying out this Plan, including the cost of soliciting proxies, liquidating the Fund's assets, and terminating the Fund's existence.

PROXY                       INVESCO BASIC VALUE FUND                       PROXY
                            INVESCO STOCK FUNDS, INC.
                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 22, 2003

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INVESCO STOCK FUNDS, INC. ("STOCK FUNDS") AND RELATES TO THE PROPOSAL WITH RESPECT TO INVESCO BASIC VALUE FUND (THE "FUND"), A SERIES OF STOCK FUNDS. The undersigned hereby appoints as proxies Bob R. Baker and Glen A. Payne, and each of them
(with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Time, on July 22, 2003 at the offices of the INVESCO Funds Group, Inc., 4350 South Monaco Street, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal relating to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

                           VOTE VIA THE FACSIMILE:  1-888-796-9932
                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                           -----------------------------------------------------
                           CONTROL NUMBER:  999 9999 9999 999
                           -----------------------------------------------------


                           Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


                           _____________________________________________________
                           Signature


                           _____________________________________________________
                           Signature (Joint Owners)


                           _____________________________________________________
                           Dated                                     BVF_13404




YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                            INVESCO STOCK FUNDS, INC.
                            INVESCO BASIC VALUE FUND

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [X]


VOTE ON PROPOSALS
                                                         FOR    AGAINST  ABSTAIN

1.  To approve a Plan of Liquidation and Termination     [ ]      [ ]      [ ]
    providing  for  the liquidation of INVESCO Basic
    Value Fund as a separate series of INVESCO Stock
    Funds, Inc.











YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.